SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 12, 1999



                      FORTUNE NATURAL RESOURCES CORPORATION
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                  1-12334                95-4114732
 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)          File Number)          Identification No.)



               515 W. Greens Road, Suite 720, Houston, Texas 77067 (Address of principal executive offices) (Zip Code)


  Registrant's telephone number, including area code: (281) 872-1170 Registrant's telecopier number, including area code: (281) 872-1213



                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

      Fortune's press release of August 12, 1999 follows:

      AUGUST 12, 1999 - HOUSTON, TEXAS - FORTUNE NATURAL RESOURCES CORPORATION (OTC BB: FPXA) announced today its financial results for the quarter ended June 30, 1999.

      Second quarter 1999 vs. 1998
      ----------------------------

      Fortune incurred a net loss for the second quarter of 1999 of $393,000, or $0.03 per share, compared to a net loss of $725,000, or $0.06 per share, for the second quarter of 1998. The lower 1999 loss is due to a combination of higher oil and gas prices, increased natural gas production volumes and a reduction in most costs as a result of our cost reduction plan implemented in January 1999. Fortune's second quarter 1999 loss of $393,000 is also an improvement over its $553,000 loss reported during the first quarter of 1999.

      Fortune's oil and gas revenues are now being improved by higher oil and gas prices and successful drilling results. New production from two successful year-end 1998 drilling projects, at South Timbalier Block 86 and Espiritu Santo Bay, began contributing revenues during the quarter ended June 30, 1999. Increases in oil and gas prices and natural gas production offset lower oil production. Consequently, Fortune's revenues from sales of oil and gas for the second quarter ended June 30, 1999 ($421,000) were higher than both the second quarter ended June 30, 1998 ($417,000) and the first quarter ended March 31, 1999 ($255,000).

       In addition to increased oil and gas revenues, Fortune experienced decreases in production and operating expense of 14%; depreciation, depletion and amortization of 12%; and interest expense of 37% for the second quarter of 1999 versus 1998. Furthermore, Fortune did not incur an impairment to oil and gas properties in 1999 compared to a $260,000 impairment in the second quarter of 1998.

      Year-to-date 1999 vs. 1998
      --------------------------

      Fortune incurred a net loss for the first six months of 1999 of $944,000, or $0.08 per share, compared to a net loss of $1,464,000, or $0.12 per share, for the first six months of 1998.

      Primarily as a result of Fortune's sale of its East Bayou Sorrel field on March 31, 1998 for $4.7 million and lower gas prices, oil and gas revenues for the first six months of 1999 decreased 40% to $676,000, compared to $1,123,000 reported for the first six months of 1998. Oil prices increased 4% while gas prices declined 10% for the first six months of 1999 versus 1998. The sale of East Bayou Sorrel was the primary contributor to the decrease in oil production of 73% and gas production of 14% for the first six months of 1999 versus 1998. Offsetting the decreased oil and gas revenues were decreases in production and operating expense of 44%; depreciation, depletion and amortization of 47%; general and administrative expense of 20%; and interest expense of 27% for the first six months of 1999 versus 1998.

      FORTUNE NATURAL RESOURCES CORPORATION is an independent oil and gas exploration and production company with its principal properties located onshore and offshore Louisiana and Texas.


                                  ************
                                              Company Contact:  J. Michael Urban
                                                          Vice President and CFO
                                                                 (281)  872-1170


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

                      FORTUNE NATURAL RESOURCES CORPORATION

                      Consolidated Statements of Operations
                   ($ in thousands, except per share figures)

                                                     Three Months Ended     Six Months Ended
                                                           June 30,             June 30,
                                                     -------------------   -------------------
                                                       1999       1998       1999       1998
                                                     --------   --------   --------   --------
                                                                     (Unaudited)
REVENUES
   Sales of oil and gas, net of royalties .........  $    421   $    417   $    676   $  1,123
   Other income ...................................         9         59         24         76
                                                     --------   --------   --------   --------
      Total Revenues ..............................       430        476        700      1,199
                                                     --------   --------   --------   --------

COSTS AND EXPENSES
   Production and operating .......................       113        132        202        359
   Provision for depletion,
     depreciation and amortization ................       230        260        440        830
   Impairment to oil and gas properties ...........         -        260          -        260
   General and administrative .....................       357        354        648        813
   Note restructuring cost ........................         -          -         61          -
   Interest paid in cash ..........................        97         99        194        209
   Interest - amortization of
     deferred financing cost ......................        26         96         99        192
                                                     --------   --------   --------   --------
                                                          823      1,201      1,644      2,663
                                                     --------   --------   --------   --------
Loss before income taxes ..........................      (393)      (725)      (944)    (1,464)
Provision for income taxes ........................         -          -          -          -
                                                     --------   --------   --------   --------
Net loss ..........................................  $   (393)  $   (725)  $   (944)  $ (1,464)
                                                     ========   ========   ========   ========
Weighted average common shares
  outstanding (thousands) .........................    12,194     12,133     12,166     12,128
                                                     --------   --------   --------   --------
Net loss per common share .........................  $  (0.03)  $  (0.06)  $  (0.08)  $  (0.12)
                                                     ========   ========   ========   ========
Net cash used in operating activities .............                        $   (506)  $   (498)
                                                                           ========   ========
Net cash provided by (used in) investing activities                        $   (309)  $  3,001
                                                                           ========   ========
Net cash used in financing activities .............                        $      -   $   (640)
                                                                           ========   ========


                            SUMMARY OF BALANCE SHEETS

                                         June 30, 1999     December 31, 1998
                                         -------------     -----------------
Total current assets................        $   967             $ 1,887
Current liabilities.................            255                 563
Long-term debt......................          3,225               3,225
Total net stockholders' equity......          3,863               4,704


                                 PRODUCTION DATA

                                                                            Six Months Ended
                                                                                 June 30,
                                                                           -------------------
                                                                             1999       1998
                                                                           --------   --------
Net production:
   Crude oil (BBL) .............................................              7,500     28,100
   Natural gas (MCF) ...........................................            275,400    319,800
Average sales prices for period:
   Crude oil (BBL) .............................................           $  14.30   $  13.82
   Natural gas (MCF) ...........................................               2.07       2.30


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

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      None.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FORTUNE NATURAL RESOURCES  CORPORATION



                              By: /s/ Dean W. Drulias
                                  -------------------------------------------
                                  Dean W. Drulias
                                  Executive Vice President and General Counsel



Date:  August 12, 1999


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